Income Taxes (Details) - Schedule of net deferred income tax assets - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019
Deferred tax assets (liabilities):
Net operating loss carryforwards	$ 20,898	$ 15,239
Tax credit carryforwards	1,341	1,341
Reserves	456	308
Share-based compensation	172	308
Depreciation and amortization	(54)	(16)
Other	89	91
Total deferred tax assets	22,902	17,271
Less valuation allowance	(22,902)	(17,271)
Net deferred tax assets (liabilities)